UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 1, 2011
Health Care REIT, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-8923	34-1096634
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4500 Dorr Street	43615
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (419) 247-2800
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to the Articles of Incorporation or Bylaws; Changes in Fiscal Year
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EX-1.1
EX-1.2
EX-3.1
EX-5.1
EX-5.2
EX-8.1
EX-8.2

Item 5.03 Amendments to the Articles of Incorporation or Bylaws; Changes in Fiscal Year
In connection with the offering of 14,375,000 shares of 6.50% Series I Cumulative Convertible Perpetual Preferred Stock (“Series I Preferred Stock”) described in Item 8.01 below, Health Care REIT, Inc. (the “Company”) filed a Certificate of Designation with the Secretary of State of Delaware, effective as of March 7, 2011, to authorize the issuance of 14,375,000 shares of Series I Preferred Stock, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference. The shares have a liquidation value of $50 per share, no stated maturity and are not redeemable by the Company. Each share of Series I Preferred Stock is convertible, at any time, at the option of the holder thereof at an initial conversion rate of 0.8460 shares of the Company’s common stock per share of Series I Preferred Stock, subject to certain adjustments.
Item 8.01 Other Events.
On March 1, 2011, in connection with the Registration Statement on Form S-3 (File No. 333-159040), effective May 7, 2009, the Company entered into an Underwriting Agreement with UBS Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters, for an offering of 25,000,000 shares of common stock of the Company. The underwriters exercised their overallotment option in full, so the total number of shares issued in the offering is 28,750,000.
On March 1, 2011, in connection with the Registration Statement on Form S-3 (File No. 333-159040), effective May 7, 2009, the Company entered into an Underwriting Agreement with UBS Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters, for an offering of 12,500,000 shares of Series I Preferred Stock. The underwriters exercised their overallotment option in full, so the total number of shares issued in the offering is 14,375,000.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
1.1	Underwriting Agreement, dated as of March 1, 2011, between the Company and UBS Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters

1.2	Underwriting Agreement, dated as of March 1, 2011, between the Company and UBS Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters

3.1	Certificate of Designation of 6.50% Series I Cumulative Convertible Perpetual Preferred Stock of the Company

5.1	Opinion of Shumaker, Loop & Kendrick, LLP

5.2	Opinion of Shumaker, Loop & Kendrick, LLP

8.1	Tax Opinion of Arnold & Porter LLP

8.2	Tax Opinion of Arnold & Porter LLP

23.1	Consents of Shumaker, Loop & Kendrick LLP to the use of their opinions as exhibits to this Form 8-K are included in their opinions filed herewith as Exhibits 5.1 and 5.2

23.2	Consents of Arnold & Porter LLP to the use of their opinions as exhibits to this Form 8-K are included in their opinions filed herewith as Exhibits 8.1 and 8.2

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTH CARE REIT, INC.
By:	/s/ GEORGE L. CHAPMAN
George L. Chapman
Its: Chairman of the Board and Chief Executive Officer

Dated: March 7, 2011